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                                                                   EXHIBIT 10.25

                       SECOND LOAN MODIFICATION AGREEMENT

         This Second Loan Modification Agreement is entered into as of August 13, 2003, by and between ATHEROGENICS, INC. ("Borrower") whose address is 8995 Westside Parkway, Alpharetta, Georgia 30004, and SILICON VALLEY BANK ("Lender") whose address is 3003 Tasman Drive, Santa Clara, California 95054.

         WHEREAS, among other indebtedness which may be owing by Borrower to Lender, Borrower is indebted to Lender pursuant to, among other documents, a Loan and Security Agreement, dated March 6, 2002, as amended from time to time (the "Loan Agreement"; the Loan Agreement together with all other documents evidencing or securing the indebtedness shall be referred to as the "Existing Loan Documents"); and

         WHEREAS, under the terms of the Loan Agreement, Borrower is restricted from incurring Indebtedness (as defined therein) other than Permitted Indebtedness (as defined therein); and

         WHEREAS, Borrower now wishes to issue up to $100 million of Convertible Notes due 2008 through a Rule 144A offering to qualified institutional buyers; and

         WHEREAS, Borrower has requested that Lender amend the Loan Agreement to permit the issuance of such Convertible Notes, and Lender is willing to do so and to consent to such issuance, subject to the terms and conditions set forth herein.

         NOW, THEREFORE, in consideration of the foregoing premises, and other good and valuable consideration, the receipt and legal sufficiency of which is hereby acknowledged, the parties hereto hereby agree as follows:

1. DEFINITIONS. All capitalized terms used herein and not otherwise defined shall have the meanings given to such terms in the Loan Agreement, as amended hereby.

2.       MODIFICATION TO LOAN AGREEMENT.

         2.1      The Loan Agreement is hereby amended by adding at the end of
       Section 7 a new Section 7.10 to read as follows:

                  7.10     CONVERTIBLE NOTES.

                           Make or permit any voluntary or optional payment on
                  the Convertible Notes or voluntarily redeem or acquire for value the Convertible Notes (excluding any redemption or acquisition of the Convertible Notes arising out of the conversion of the Convertible Notes into shares of common stock of the Borrower) or (b) amend or modify any provision of the Convertible Notes Indenture without the Bank's prior written consent.

         2.2      Loan Agreement is hereby further amended by deleting Section
      8.6 thereof in its entirety and by substituting therefor a new Section
      8.6 to read as follows:

                  8.6      OTHER AGREEMENTS.

                  If (a) there is a default in any agreement between Borrower and a third party that gives the third party the right to accelerate any Indebtedness exceeding $250,000 or that could cause a Material Adverse Change; (b) there is a "designated event" under, and as such term is defined in, the Convertible Notes Indenture; or (c) the Convertible Notes are



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                  required to be prepaid, redeemed, purchased or defeased, or an offer to repay, redeem, purchase or defease the Convertible Notes shall be required to be made, or the Convertible Notes shall otherwise become due and payable, in each case prior to the stated maturity thereof but in each case excluding any conversion of the Convertible Notes into shares of common stock of the Borrower;

         2.3 Permitted Indebtedness. The Loan Agreement is hereby amended by deleting the definition of "PERMITTED INDEBTEDNESS" and replacing it with the following definition:

                  "PERMITTED INDEBTEDNESS" is:

                  (a) Borrower's indebtedness to Bank under this Agreement or any other Loan Document;

                  (b) Indebtedness existing on the Closing Date and shown on the Schedule;

                  (c)      Subordinated Debt;

                  (d) Indebtedness to trade creditors incurred in the ordinary course of business;

                  (e)      Indebtedness secured by Permitted Liens; and

                  (f)      The Convertible Notes.

         2.4 Additional Definitions. The Loan Agreement is hereby amended by adding the following new definitions in appropriate alphabetical order:

                  "CONVERTIBLE NOTES" are the Borrower's Convertible Notes due 2008 issued (or for which a Predecessor Note, as defined in the Convertible Notes Indenture, was issued) on or prior to August 31, 2003; (b) issued pursuant to the Convertible Notes Indenture; (c) issued in an aggregate principal amount of not more than $175,000,000; and (d) bearing interest at a rate not in excess of 4-1/2% per annum and otherwise having the terms and conditions described in the Offering Memorandum.

                  "CONVERTIBLE NOTES INDENTURE" is the Indenture between the Borrower and The Bank of New York Trust Company of Florida, N.A., as trustee, pursuant to which the Convertible Notes were issued by Borrower, substantially in the form of the draft dated August 13, 2003, with such changes thereto as may be reasonably acceptable to the Bank, as such Indenture may be amended, supplemented or otherwise modified from time to time with the approval of the Bank in accordance with Section 7.10.

                  "OFFERING MEMORANDUM" shall mean the preliminary Offering Memorandum dated August 13, 2003 used in connection with the offering of the Convertible Notes, in the form of the August 12, 2003 draft thereof with such changes thereto as are reasonably acceptable to the Bank.

3. CONSISTENT CHANGES. The Existing Loan Documents are hereby amended wherever necessary to reflect the changes described above.

4. FEES AND EXPENSES. Borrower shall pay to Lender all out-of-pocket expenses incurred by Lender in connection with the preparation, negotiation, execution and delivery of this Agreement.

5. NO DEFENSES OF BORROWER. Borrower agrees that it has no defenses against the obligations to pay any amounts under the Indebtedness.

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6.       CONTINUING VALIDITY. Borrower understands and agrees that in modifying the existing Loan Agreement, Lender is relying upon Borrower's representations, warranties, and agreements, as set forth in the Existing Loan Documents. Except as expressly modified pursuant to this Second Loan Modification Agreement, the terms of the Existing Loan Documents remain unchanged and in full force and effect. Lender's agreement to modifications to the existing Indebtedness pursuant to this Second Loan Modification Agreement in no way shall obligate Lender to make any future modifications to the Indebtedness. Nothing in this Second Loan Modification Agreement shall constitute a satisfaction of the Indebtedness. It is the intention of Lender and Borrower to retain as liable parties all makers and endorsers of Existing Loan Documents, unless the party is expressly released by Lender in writing. No maker, endorser, or guarantor will be released by virtue of this Second Loan Modification Agreement. The terms of this paragraph apply not only to this Second Loan Modification Agreement, but also to all subsequent loan modification agreements.

7. LIMITATION. This Second Loan Modification Agreement is limited to the matters expressly set forth above and shall not be deemed to waive or modify any other term of the Loan Agreement or Loan Documents, each of which is hereby ratified and reaffirmed, or to consent to any subsequent failure of Borrower to comply with any term or provision of the Loan Agreement or the Loan Documents, each of which shall remain in full force and effect.

8. CONDITIONS. The effectiveness of this Loan Modification Agreement is conditioned upon the following:

         8.1 Borrower's payment of out-of pocket fees and expenses payable by Borrower pursuant to Section 4 above;

         8.2 Delivery of a Securities Account Control Agreement in form and substance satisfactory to the Bank.

         8.3 The issuance of the Convertible Notes on or before August 31, 2003.

                      [signatures appear on following page]

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         This Second Loan Modification Agreement is executed as of the date first written above.

                                              LENDER:

                                              SILICON VALLEY BANK

                                              By: /s/ Angela Hart
                                                  ------------------------------
                                              Name:  Angela Hart
                                              Title: Vice President

                                              BORROWER:

                                              ATHEROGENICS, INC.

                                              By: /s/ Mark P. Colonnese
                                                  ------------------------------
                                              Name:  Mark P. Colonnese
                                              Title: Senior VP Finance and
                                                     Administration and
                                                     Chief Financial Officer